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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 26, 2001


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                              CHASE INDUSTRIES INC.
             (Exact name of Registrant as specified in its charter)



        DELAWARE                        1-13394                51-0328047
     (State or other            (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

  14212 COUNTY ROAD M-50
      MONTPELIER, OHIO                                            43543
   (Address of principal                                        (Zip code)
     executive offices)

       Registrant's telephone number, including area code: (419) 485-3193

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

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ITEM 9. REGULATION FD DISCLOSURE.

         Chase Industries Inc., a Delaware corporation (the "Company"), entered into a confidentiality letter agreement with Chase Acquisition Corporation ("Purchaser") and Court Square Capital Limited ("Court Square" and, together with Purchaser, the "Purchaser Parties") on January 24, 2001 (the "Confidentiality Agreement"). As discussed in the Company's Amendment No.1 to its Schedule 14D-9 filed with the Securities and Exchange Commission (the "Commission") on January 25, 2001, the Company entered into the Confidentiality Agreement with the Purchaser Parties in connection with the ongoing discussions between the Company and the Purchaser Parties regarding the Purchaser Parties' unsolicited tender offer to purchase up to 2,300,000 shares of the Company's common stock.

         The Confidentiality Agreement covers materials provided to the Purchaser Parties including, without limitation, financial information regarding the Company that previously had not been publicly disclosed (collectively, the "Confidential Information"). The Confidentiality Agreement provides that the Purchaser Parties may disclose any of the Confidential Information provided to the Purchaser Parties, if, on the advice of counsel, disclosure is necessary to enable the Purchaser Parties to comply with their disclosure obligations under the federal securities laws, provided that the Purchaser Parties are required to provide the Company with reasonable advance written notice of their intent to disclose in order that the Company may comply with its disclosure requirements under applicable federal securities laws.

         On January 25, 2001, legal counsel to the Purchaser Parties delivered to the Company written notice that the Purchaser Parties intend to include in an Amendment No. 3 to their Schedule TO dated January 2, 2001 ("Amendment No. 3), to be filed with the Commission on January 26, 2001, copies of projections provided to the Purchaser Parties by the Company (the "Company Projections") which have not previously been publicly disclosed. The Company hereby announces that it intends to file an additional report on Form 8-K/A after Amendment No. 3 is filed, which Form 8-K/A will include the Company Projections disclosed by the Purchaser Parties in the Amendment No. 3 and any information relating thereto that the Company believes is appropriate. In the interim, the Company recommends that parties interested in the Company Projections refer to Amendment No. 3 when it is filed.

         THE COMPANY DOES NOT, AS A MATTER OF COURSE, DISCLOSE PROJECTIONS AS TO FUTURE REVENUES, EARNINGS OR OTHER INCOME STATEMENT DATA AND THE COMPANY PROJECTIONS PROVIDED TO COURT SQUARE AND PURCHASER WERE NOT PREPARED WITH A VIEW TO PUBLIC DISCLOSURE. ALTHOUGH THE COMPANY PROJECTIONS WERE PREPARED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND COMPANY ACCOUNTING PRACTICES, THEY WERE NOT PREPARED WITH A VIEW TO COMPLIANCE WITH THE PUBLISHED GUIDELINES OF THE SECURITIES AND EXCHANGE COMMISSION, WHICH WOULD REQUIRE A MORE COMPLETE PRESENTATION OF THE DATA THAN THAT WHICH WAS PROVIDED TO COURT SQUARE AND PURCHASER. THE COMPANY PROJECTIONS PROVIDED TO COURT SQUARE AND PURCHASER HAVE NOT BEEN EXAMINED, REVIEWED OR COMPILED BY THE COMPANY'S INDEPENDENT AUDITORS AND, ACCORDINGLY, THEY HAVE NOT EXPRESSED AN OPINION OR ANY OTHER ASSURANCE ON SUCH PROJECTIONS. BECAUSE THE ESTIMATES AND ASSUMPTIONS UNDERLYING THE COMPANY PROJECTIONS ARE INHERENTLY SUBJECT TO SIGNIFICANT ECONOMIC AND COMPETITIVE UNCERTAINTIES AND CONTINGENCIES, WHICH ARE DIFFICULT OR IMPOSSIBLE TO PREDICT ACCURATELY AND ARE BEYOND THE CONTROL OF THE COMPANY, THERE CAN BE NO ASSURANCE THAT RESULTS SET FORTH IN THE COMPANY PROJECTIONS WILL BE REALIZED AND IT IS EXPECTED THAT THERE WILL BE DIFFERENCES BETWEEN ACTUAL AND PROJECTED RESULTS AND ACTUAL RESULTS MAY BE MATERIALLY HIGHER OR LOWER THAN THOSE SET FORTH IN THE COMPANY PROJECTIONS.


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         THE COMPANY PROJECTIONS CONTAIN FORWARD-LOOKING STATEMENTS REGARDING
THE COMPANY THAT INVOLVE RISKS AND UNCERTAINTIES. ALL INFORMATION CONTAINED IN THE COMPANY PROJECTIONS, OTHER THEN INFORMATION OF HISTORICAL FACTS, INCLUDING INFORMATION REGARDING THE COMPANY'S FUTURE FINANCIAL POSITION, BUSINESS STRATEGY, BUDGETS, PROJECTED COSTS AND FABRICATION CHARGES AND PLANS AND OBJECTIVES OF MANAGEMENT FOR FUTURE OPERATIONS, ARE FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS ARE SUBJECT TO A NUMBER OF RISKS, UNCERTAINTIES AND ASSUMPTIONS, INCLUDING, AMONG OTHER THINGS:

o        SUPPLY AND DEMAND FOR THE COMPANY'S PRODUCTS;

o        COMPETITIVE PRODUCT AND PRICING PRESSURES;

o        ABILITY TO MAINTAIN CURRENT LEVELS OF MANUFACTURING OPERATIONS;

o        CHANGES IN INDUSTRY LAWS AND REGULATIONS;

o GENERAL ECONOMIC AND INDUSTRY CONDITIONS IN THE END-USE MARKETS FOR THE COMPANY'S PRODUCTS;

o        EFFECT OF FLUCTUATIONS IN FOREIGN CURRENCY RATES;

o        ABILITY TO SUCCESSFULLY IMPLEMENT THE COMPANY'S CAPACITY EXPANSION
         PROGRAMS; AND

o OTHER RISKS AND UNCERTAINTIES AS DESCRIBED IN THE COMPANY'S FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999, FORM 10-Qs FOR THE QUARTERS ENDED MARCH 31, JUNE 30 AND SEPTEMBER 30, 2000, AND OTHER REPORTS FILED BY THE COMPANY WITH THE COMMISSION AFTER SEPTEMBER 30, 2000.

         IN LIGHT OF THESE RISKS, UNCERTAINTIES AND ASSUMPTIONS, THE COMPANY'S ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE REFLECTED, ANTICIPATED OR IMPLIED IN THE COMPANY PROJECTIONS.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  CHASE INDUSTRIES INC.



                                  By:  /s/ Michael T. Segraves
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                                           Michael T. Segraves
                                           Chief Financial Officer


Date:    January 26, 2001